LEASES	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
LEASES

NOTE 9: LEASES

A.	Operating leases

The Company has entered into various non-cancelable operating leases for its offices expiring between fiscal 2022 and 2031. Certain lease agreements contain an option for the Company to extend the lease term or an option to terminate a lease early. The Company considers these options, which may be elected at the Company’s sole discretion, in determining the lease term on a lease-by-lease basis. Additionally, the Company entered into certain cancelable monthly lease agreements for short-term periods of up to one year.

B.	Capital Lease

On November 13, 2019, the Company entered into a capital lease agreement with a supplier, according to which, the Company leased software equipment in the total amount of $254 for the period from December 7, 2019, throughout December 7, 2022 in monthly installments.

The Company has the option to purchase the software equipment at the end of the lease period for a payment of 1% of the initial price. The lease liability was $0 and $84 as of December 31, 2022 and 2021, respectively.

C.	The following is a schedule, by years, of maturities of lease liabilities as of December 31, 2022:

Years Ending December 31,	Amount

2023	$19,782
2024	17,843
2025	18,176
2026	12,697
2027	8,708
Thereafter	6,282
Total undiscounted cash flows	$83,488

Less: Imputed interest	$(5,767)
Present value of lease liabilities	$77,721

As of December 31, 2022, the Company has an additional operating lease that has not yet commenced, which is excluded from the table above. The operating lease will commence in fiscal year 2023 with a total of $2,207 of undiscounted future payments with a lease term of three years.

Supplemental balance sheet information related to leases is as follows:

Year ended December 31, 2022

Weighted-average remaining lease term	4.5 years
Weighted-average discount rate	3.6%